EXHIBIT INDEX

EXHIBIT      DESCRIPTION OF DOCUMENT
NUMBER

EX-99.a1 Articles of Incorporation of Twentieth Century Investors, Inc., dated June 26, 1990 (filed as Exhibit b1a of Post-Effective Amendment No. 73 to the Registration Statement on Form N-1A of the Registrant, File No. 2-14213, filed on February 29, 1996, and incorporated herein by reference).

EX-99.a2 Articles of Amendment of Twentieth Century Investors, Inc., dated November 19, 1990 (filed as Exhibit b1b of Post-Effective Amendment No. 73 to the Registration Statement on Form N-1A of the Registrant, File No. 2-14213, filed on February 29, 1996, and incorporated herein by reference).

EX-99.a3 Articles of Merger of Twentieth Century Investors, Inc., a Maryland corporation and Twentieth Century Investors, Inc., a Delaware corporation, dated February 22, 1991 (filed as Exhibit b1c of Post-Effective Amendment No. 73 to the Registration Statement on Form N-1A of the Registrant, File No. 2-14213, filed on February 29, 1996, and incorporated herein by reference).

EX-99.a4 Articles of Amendment of Twentieth Century Investors, Inc., dated August 10, 1993 (filed as Exhibit b1d of Post-Effective Amendment No. 73 to the Registration Statement on Form N-1A of the Registrant, File No. 2-14213, filed on February 29, 1996, and incorporated herein by reference).

EX-99.a5 Articles Supplementary of Twentieth Century Investors, Inc., dated September 3, 1993 (filed as Exhibit b1e of Post-Effective Amendment No. 73 to the Registration Statement on Form N-1A of the Registrant, File No. 2-14213, filed on February 29, 1996, and incorporated herein by reference).

EX-99.a6 Articles Supplementary of Twentieth Century Investors, Inc., dated April 28, 1995 (filed as Exhibit b1f of Post-Effective Amendment No. 73 to the Registration Statement on Form N-1A of the Registrant, File No. 2-14213, filed on February 29, 1996, and incorporated herein by reference).

EX-99.a7 Articles Supplementary of Twentieth Century Investors, dated October 11, 1995 (filed as Exhibit b1g of Post-Effective Amendment No. 73 to the Registration Statement on Form N-1A of the Registrant, File No. 2-14213, filed on February 29, 1996, and incorporated herein by reference).

EX-99.a8 Articles Supplementary of Twentieth Century Investors, Inc., dated January 22, 1996 (filed as Exhibit b1h of Post-Effective Amendment No. 73 to the Registration Statement on Form N-1A of the Registrant, File No. 2-14213, filed on February 29, 1996, and incorporated herein by reference).

EX-99.a9 Articles Supplementary of Twentieth Century Investors, Inc., dated March 11, 1996 (filed as Exhibit b1i of Post-Effective Amendment No. 75 to the Registration Statement on Form N-1A of the Registrant, File No. 2-14213, filed on June 14, 1996, and incorporated herein by reference).

EX-99.a10    Articles Supplementary of Twentieth Century Investors, Inc. dated
             September 9, 1996 (filed as Exhibit a10 of Post-Effective Amendment
             No. 85 to the Registration Statement on Form N-1A of the
             Registrant, File No. 2-14213, filed on September 1, 1999, and incorporated herein by reference).

EX-99.a11    Articles of Amendment of Twentieth Century Investors, Inc. dated
             December 2, 1996 (filed as Exhibit b1j of Post-Effective Amendment
             No. 76 to the Registration Statement on Form N-1A of the
             Registrant, File No. 2-14213, filed on February 28, 1997, and incorporated herein by reference).

EX-99.a12    Articles Supplementary of American Century Mutual Funds, Inc. dated
             December 2, 1996 (filed as Exhibit b1k of Post-Effective Amendment
             No. 76 to the Registration Statement on Form N-1A of the
             Registrant, File No. 2-14213, filed on February 28, 1997, and incorporated herein by reference).

EX-99.a13    Articles Supplementary of American Century Mutual Funds, Inc. dated
             July 28, 1997 (filed as Exhibit b1l of Post-Effective Amendment No.
             78 to the Registration Statement on Form N-1A of the Registrant,
             File No. 2-14213, filed on February 26, 1998, and incorporated herein by reference).

EX-99.a14    Articles Supplementary of American Century Mutual Funds, Inc. dated
             November 28, 1997 (filed as Exhibit a13 of Post-Effective Amendment
             No. 83 to the Registration Statement on Form N-1A of the
             Registrant, File No. 2-14213, filed on February 26, 1999, and incorporated herein by reference).

EX-99.a15    Certificate of Correction to Articles Supplementary of American
             Century Mutual Funds, Inc. dated December 18, 1997 (filed as
             Exhibit a14 of Post-Effective Amendment No. 83 to the Registration
             Statement on Form N-1A of the Registrant, File No. 2-14213, filed on February 26, 1999, and incorporated herein by reference).

EX-99.a16    Articles Supplementary of American Century Mutual Funds, Inc. dated
             December 18, 1997 (filed as Exhibit b1m of Post-Effective Amendment
             No. 78 to the Registration Statement on Form N-1A of the
             Registrant, File No. 2-14213, (filed on February 26, 1998, and incorporated herein by reference).

EX-99.a17    Articles Supplementary of American Century Mutual Funds, Inc. dated
             January 25, 1999 (filed as Exhibit a16 of Post-Effective Amendment
             No. 83 to the Registration Statement on Form N-1A of the
             Registrant, File No. 2-14213, filed on February 26, 1999, and incorporated herein by reference).

EX-99.a18    Articles Supplementary of American Century Mutual Funds, Inc. dated
             February 16, 1999 (filed as Exhibit a17 of Post-Effective Amendment
             No. 83 to the Registration Statement on Form N-1A of the
             Registrant, File No. 2-14213, filed on February 26, 1999, and incorporated herein by reference).

EX-99.a19    Articles Supplementary of American Century Mutual Funds, Inc. dated
             August 2, 1999 (filed as Exhibit a19 of Post-Effective Amendment
             No. 89 to the Registration Statement on Form N-1A of the
             Registrant, File No. 2-14213, filed on December 1, 2000, and incorporated herein by reference.

EX-99.a20    Articles Supplementary of American Century Mutual Funds, Inc.
             (filed as Exhibit a19 of Post-Effective Amendment No. 87 to the
             Registration Statement on Form N-1A of the Registrant, File No.
             2-14213, filed on November 29, 1999, and incorporated herein by reference).

EX-99.a21    Articles Supplementary of American Century Mutual Funds, Inc. to be
             filed by amendment.

EX-99.b1 Bylaws of Twentieth Century Investors, Inc. (filed as Exhibit b2 of Post-Effective Amendment No. 73 to the Registration Statement on Form N-1A of the Registrant, File No. 2-14213, filed on February 29, 1996, and incorporated herein by reference).

EX-99.b2 Amendment of Bylaws of American Century Mutual Funds, Inc. (filed as Exhibit b2b of Post-Effective Amendment No. 9 to the Registration Statement on Form N-1A of American Century Capital Portfolios, Inc., File No. 33-64872, filed on February 17, 1998, and incorporated herein by reference).

EX-99.d1 Management Agreement between American Century Mutual Funds, Inc. and American Century Investment Management, Inc. dated August 1, 1997 (filed as Exhibit b5 of Post-Effective Amendment No. 78 to the Registration Statement on Form N-1A of the Registrant, File No. 2-14213, filed on February 26, 1998, and incorporated herein by reference).

EX-99.d2 Addendum to Management Agreement between American Century Mutual Funds, Inc. and American Century Investment Management, Inc. dated September 15, 1997 (filed as Exhibit d2 of Post-Effective Amendment No. 89 to the Registration Statement on Form N-1A of the Registrant, File No. 2-14213, filed on December 1, 2000, and incorporated herein by reference).

EX-99.d3 Addendum to Management Agreement between American Century Mutual Funds, Inc. and American Century Investment Management, Inc. dated February 16, 1999 (filed as Exhibit d2 of Post-Effective Amendment No. 83 to the Registration Statement on Form N-1A of the Registrant, File No. 2-14213, filed on February 26, 1999, and incorporated herein by reference).

EX-99.d4 Addendum to Management Agreement between American Century Mutual Funds, Inc. and American Century Investment Management, Inc. dated November 30, 1999 (filed as Exhibit d3 of Post-Effective Amendment No. 87 to the Registration Statement on Form N-1A of the Registrant, File No. 2-14213, filed on November 29, 1999, and incorporated herein by reference.

EX-99.d5 Amendment No. 1 to the Management Agreement between American Century Mutual Funds, Inc. and American Century Investment Management, Inc. dated August 1, 2000 (filed as Exhibit d5 of Post-Effective Amendment No. 89 to the Registration Statement on Form N-1A of the Registrant, File No. 2-14213, filed on December 1, 2000, and incorporated herein by reference).

EX-99.d6 Amendment No. 2 to the Management Agreement between American Century Mutual Funds, Inc. and American Century Investment Management, Inc. to be filed by amendment.

EX-99.e1 Distribution Agreement between American Century Mutual Funds, Inc. and American Century Investment Services, Inc., dated March 13, 2000 (filed as Exhibit e7 to Post-Effective Amendment No. 17 to the Registration Statement on Form N-1A of American Century World Mutual Funds, Inc., File No. 33-39242, filed on March 30, 2000, and incorporated herein by reference).

EX-99.e2 Amendment No. 1 to the Distribution Agreement between American Century Mutual Funds, Inc. and American Century Investment Services, Inc. dated June 1, 2000 (filed as Exhibit e9 to Post-Effective Amendment No. 19 to the Registration Statement on Form N-1A of American Century World Mutual Funds, Inc., File No. 33-39242, filed on May 24, 2000, and incorporated herein by reference).

EX-99.e3 Amendment No. 2 to the Distribution Agreement between American Century Mutual Funds, Inc. and American Century Investment Services, Inc. dated November 20, 2000 (filed as Exhibit e10 to Post-Effective Amendment No. 29 to the Registration Statement on Form N-1A of American Century Variable Portfolios, Inc., File No. 33-14567, filed on December 1, 2000, and incorporated herein by reference).

EX-99.e4 Amendment No. 3 to the Distribution Agreement between American Century Mutual Funds, Inc. and American Century Investment Services, Inc. (to be filed by amendment).

EX-99.g1 Master Agreement between Commerce Bank, N.A. and Twentieth Century Services, Inc. dated January 22, 1997 (filed as Exhibit 8e of Post-Effective Amendment No. 76 to the Registration Statement on Form N-1A of the Registrant, File No. 2-14213, filed on February 28, 1997, and incorporated herein by reference).

EX-99.g2 Global Custody Agreement between American Century Investments and The Chase Manhattan Bank, dated August 9, 1996 (filed as Exhibit 8 of Post-Effective Amendment No. 31 to the Registration Statement on Form N-1A of American Century Government Income Trust, File No. 2-99222, filed on February 7, 1997, and incorporated herein by reference).

EX-99.g3 Amendment to Global Custody Agreement between American Century Investments and The Chase Manhattan Bank dated December 9, 2000 (filed as Exhibit g2 to Pre-Effective Amendment No. 2 to the Registration Statement on Form N-1A of American Century Variable Portfolios II, Inc., File No. 333-46922, filed on January 9, 2001, and incorporated herein by reference).

EX-99.h1 Transfer Agency Agreement dated as of March 1, 1991, by and between Twentieth Century Investors, Inc. and Twentieth Century Services, Inc. (filed as Exhibit 9 of Post-Effective Amendment No. 76 to the Registration Statement on Form N-1A of the Registrant, File No. 2-14213, filed on February 28, 1997, and incorporated herein by reference).

EX-99.h2 Credit Agreement between American Century Funds and The Chase Manhattan Bank, as Administrative Agent dated as of December 21, 2000 (filed electronically as Exhibit h5 to Post-Effective Amendment No. 33 to the Registration Statement on Form N-1A of American Century Target Maturities Trust, File No. 2-94608, filed on January 31, 2001, and incorporated herein by reference).

EX-99.i Opinion and Consent of Counsel (filed as Exhibit I of Post-Effective Amendment No. 89 to the Registration Statement on Form N-1A of the Registrant, File No. 2-14213, filed on December 1, 2000, and incorporated herein by reference).

EX-99.j1 Consent of Deloitte & Touche, LLP, independent auditors to be filed by amendment.

EX-99.j2 Power of Attorney dated November 18, 2000 (filed as Exhibit j2 of Post-Effective Amendment No. 89 to the Registration Statement on Form N-1A of the Registrant, Filed No. 2-14213, filed on December 1, 2000 and incorporated herein by reference).

EX-99.m1 Master Distribution and Shareholder Services Plan of Twentieth Century Capital Portfolios, Inc., Twentieth Century Investors, Inc., Twentieth Century Strategic Asset Allocations, Inc. and Twentieth Century World Investors, Inc. (Advisor Class) dated September 3, 1996 (filed as Exhibit b15a of Post-Effective Amendment No. 9 to the Registration Statement on Form N-1A of American Century Capital Portfolios, Inc., File No. 33-64872, filed on February 17, 1998, and incorporated herein by reference).

EX-99.m2 Amendment No. 1 to Master Distribution and Shareholder Services Plan of American Century Capital Portfolios, Inc., American Century Mutual Funds, Inc., American Century Strategic Asset Allocations, Inc. and American Century World Mutual Funds, Inc. (Advisor Class) dated June 13, 1997 (filed as Exhibit b15d of Post-Effective Amendment No. 77 to the Registration Statement on Form N-1A of the Registrant, File No. 2-14213, filed on July 17, 1997, and incorporated herein by reference).

EX-99.m3 Amendment No. 2 to Master Distribution and Shareholder Services Plan of American Century Capital Portfolios, Inc., American Century Mutual Funds, Inc., American Century Strategic Asset Allocations, Inc. and American Century World Mutual Funds, Inc. (Advisor Class) dated September 30, 1997 (filed as Exhibit b15c of Post-Effective Amendment No. 78 to the Registration Statement on Form N-1A of the Registrant, File No. 2-14213, filed on February 26, 1998, and incorporated herein by reference).

EX-99.m4 Amendment No. 3 to Master Distribution and Shareholder Services Plan of American Century Capital Portfolios, Inc., American Century Mutual Funds, Inc., American Century Strategic Asset Allocations, Inc. and American Century World Mutual Funds, Inc. (Advisor Class) dated June 30, 1998 (filed as Exhibit b15e of Post-Effective Amendment No. 11 to the Registration Statement on Form N-1A of American Century Capital Portfolios, Inc., File No. 33-64872, filed on June 26, 1998, and incorporated herein by reference).

EX-99.m5 Amendment No. 4 to Master Distribution and Shareholder Services Plan of American Century Capital Portfolios, Inc., American Century Mutual Funds, Inc., American Century Strategic Asset Allocations, Inc. and American Century World Mutual Funds, Inc. (Advisor Class) dated November 13, 1998 (filed as Exhibit b15e of Post-Effective Amendment No. 12 to the Registration Statement on Form N-1A of American Century World Mutual Funds, Inc., File No. 33-39242, filed on November 13, 1998, and incorporated herein by reference).

EX-99.m6 Amendment No. 5 to Master Distribution and Shareholder Services Plan of American Century Capital Portfolios, Inc., American Century Mutual Funds, Inc., American Century Strategic Asset Allocations, Inc. and American Century World Mutual Funds, Inc. (Advisor Class) dated February 16, 1999 (filed as Exhibit m6 of Post-Effective Amendment No. 83 to the Registration Statement on Form N-1A of the Registrant, File No. 2-14213, filed on February 26, 1999, and incorporated herein by reference).

EX-99.m7 Amendment No. 6 to Master Distribution and Shareholder Services Plan of American Century Capital Portfolios, Inc., American Century Mutual Funds, Inc., American Century Strategic Asset Allocations, Inc. and American Century World Mutual Funds, Inc. (Advisor Class) dated July 30, 1999 (filed electronically as Exhibit m7 to Post-Effective Amendment No. 16 on Form N-1A of American Century Capital Portfolios, Inc., File No. 33-64872, on July 29, 1999, and incorporated herein by reference).

EX-99.m8 Amendment No. 7 to Master Distribution and Shareholder Services Plan of American Century Capital Portfolios, Inc., American Century Mutual Funds, Inc., American Century Strategic Asset Allocations, Inc. and American Century World Mutual Funds, Inc. (Advisor Class) (filed as Exhibit m8 to Post-Effective Amendment No. 87 to the Registration Statement on Form N-1A of the Registrant, File No. 2-14213, filed on November 29, 1999, and incorporated herein by reference).

EX-99.m9 Amendment No. 8 to Master Distribution and Shareholder Services Plan of American Century Capital Portfolios, Inc., American Century Mutual Funds, Inc., American Century Strategic Asset Allocations, Inc. and American Century World Mutual Funds, Inc. dated June 1, 2000 (Advisor Class) (filed as Exhibit m9 to Post-Effective Amendment No. 19 to the Registration Statement on Form N-1A of American Century World Mutual Funds, Inc., File No. 33-39242, filed on May 25, 2000, and incorporated herein by reference).

EX-99.m10    Amendment No. 9 to Master Distribution and Shareholder Services
             Plan of American Century Capital Portfolios, Inc., American Century
             Mutual Funds, Inc., American Century Strategic Asset Allocations,
             Inc. and American Century World Mutual Funds, Inc. (Advisor Class) to be filed by amendment.

EX-99.m11    Master Distribution and Individual Shareholder Services Plan of
             American Century Capital Portfolios, Inc., American Century Mutual
             Funds Inc., American Century Strategic Asset Allocations, Inc., and
             American Century World Mutual Funds, Inc. (C Class) dated ______
             (to be filed by amendment).

EX-99.m12    Shareholder Services Plan of Twentieth Century Capital Portfolios,
             Inc., Twentieth Century Investors, Inc., Twentieth Century
             Strategic Asset Allocations, Inc. and Twentieth Century World
             Investors, Inc. (Service Class) dated September 3, 1996 (filed as
             Exhibit b15b of Post-Effective Amendment No. 9 to the Registration
             Statement on Form N-1A of American Century Capital Portfolios,
             Inc., File No. 33-64872, filed on February 17, 1998, and incorporated herein by reference).

EX-99.n1 Multiple Class Plan of Twentieth Century Capital Portfolios, Inc., Twentieth Century Investors, Inc., Twentieth Century Strategic Asset Allocations, Inc. and Twentieth Century World Investors, Inc. dated September 3, 1996 (filed as Exhibit b18b of Post-Effective Amendment No. 9 to the Registration Statement on Form N-1A of American Century Capital Portfolios, Inc., File No. 33-64872, filed on February 17, 1998, and incorporated herein by reference).

EX-99.n2 Amendment No. 1 to Multiple Class Plan of American Century Capital Portfolios, Inc., American Century Mutual Funds, Inc., American Century Strategic Asset Allocations, Inc. and American Century World Mutual Funds, Inc. dated June 13, 1997 (filed as Exhibit b18b of Post-Effective Amendment No. 77 to the Registration Statement on Form N-1A of the Registrant, File No. 2-14213, filed on July 17, 1997, and incorporated herein by reference).

EX-99.n3 Amendment No. 2 to Multiple Class Plan of American Century Capital Portfolios, Inc., American Century Mutual Funds, Inc., American Century Strategic Asset Allocations, Inc. and American Century World Mutual Funds, Inc. dated September 30, 1997 (filed as Exhibit b18c of Post-Effective Amendment No. 78 to the Registration Statement on Form N-1A of the Registrant, File No. 2-14213, filed on February 26, 1998, and incorporated herein by reference).

EX-99.n4 Amendment No. 3 to Multiple Class Plan of American Century Capital Portfolios, Inc., American Century Mutual Funds, Inc., American Century Strategic Asset Allocations, Inc. and American Century World Mutual Funds, Inc. dated June 30, 1998 (filed as Exhibit b18d of Post-Effective Amendment No. 11 to the Registration Statement on Form N-1A of American Century Capital Portfolios, Inc., File No. 33-64872, filed on June 26, 1998, and incorporated herein by reference).

EX-99.n5 Amendment No. 4 to Multiple Class Plan of American Century Capital Portfolios, Inc., American Century Mutual Funds, Inc., American Century Strategic Asset Allocations, Inc. and American Century World Mutual Funds, Inc. dated November 13, 1998 (filed as Exhibit b18e of Post-Effective Amendment No. 12 to the Registration Statement on Form N-1A of American Century World Mutual Funds, Inc., File No. 33-39242, filed on November 13, 1998, and incorporated herein by reference).

EX-99.n6 Amendment No. 5 to Multiple Class Plan of American Century Capital Portfolios, Inc., American Century Mutual Funds, Inc., American Century Strategic Asset Allocations, Inc. and American Century World Mutual Funds, Inc. dated January 29, 1999 (filed as Exhibit b18f of Post-Effective Amendment No. 14 to the Registration Statement on Form N-1A of the Registrant, File No. 33-64872, filed on December 29, 1998, and incorporated herein by reference).

EX-99.n7 Amendment No. 6 to Multiple Class Plan of American Century Capital Portfolios, Inc., American Century Mutual Funds, Inc., American Century Strategic Asset Allocations, Inc. and American Century World Mutual Funds, Inc. dated July 30, 1999 (filed electronically as Exhibit n7 to Post-Effective Amendment No. 16 to the Registration Statement on Form N-1A of American Century Capital Portfolios, Inc., File No. 33-64872, on July 29, 1999, and incorporated herein by reference).

EX-99.n8 Amendment No. 7 to Multiple Class Plan of American Century Capital Portfolios, Inc., American Century Mutual Funds, Inc., American Century Strategic Asset Allocations, Inc. and American Century World Mutual Funds, Inc. (filed as Exhibit n8 to Post-Effective Amendment No. 87 to the Registration Statement on Form N-1A of the Registrant, File No. 2-14213, filed on November 29, 1999, and incorporated herein by reference.

EX-99.n9 Amendment No. 8 to Multiple Class Plan of American Century Capital Portfolios, Inc., American Century Mutual Funds, Inc., American Century Strategic Asset Allocations, Inc. and American Century World Mutual Funds, Inc. (filed as Exhibit n9 to Post-Effective Amendment No. 19 to the Registration Statement on Form N-1A of American Century World Mutual Funds, Inc., File No. 33-39242, filed on May 25, 2000, and incorporated herein by reference).

EX-99.n10    Amendment No. 9 to Multiple Class Plan of American Century Capital
             Portfolios, Inc., American Century Mutual Funds, Inc., American
             Century Strategic Asset Allocations, Inc. and American Century
             World Mutual Funds, Inc. to be filed by amendment.

EX-99.p American Century Investments Code of Ethics (filed as Exhibit p to Post-Effective Amendment No. 30 to the Registration Statement on Form N-1A of American Century California Tax-Free and Municipal Funds, File No. 2-82734, filed December 29, 2000, and incorporated herein by reference).